SUPPLEMENT DATED APRIL 29, 2004
TO THE
PROSPECTUSES AND
STATEMENTS OF ADDITIONAL INFORMATION
OF THE
FUNDS INDICATED BELOW
The following information amends the information contained
in the
Prospectuses and Statements of Additional Information (SAIs)
with respect
to Class L shares in each of the currently effective
Prospectuses and SAIs for
each of the Funds listed below.
Effective April 29, 2004, Class L shares will be renamed
Class C shares.
SB ADJUSTABLE RATE INCOME FUND September 26, 2003
Smith Barney Classes of Shares
SMITH BARNEY AGGRESSIVE GROWTH
FUND INC.
December 29, 2003
SMITH BARNEY ALLOCATION SERIES INC. May 30, 2003
BALANCED PORTFOLIO
CONSERVATIVE PORTFOLIO
GLOBAL PORTFOLIO
GROWTH PORTFOLIO
HIGH GROWTH PORTFOLIO
INCOME PORTFOLIO
SMITH BARNEY ARIZONA MUNICIPALS
FUND INC.
September 26, 2003
SMITH BARNEY CALIFORNIA MUNICIPALS
FUND INC.
June 27, 2003
SMITH BARNEY EQUITY FUNDS May 31, 2003
SMITH BARNEY SOCIAL AWARENESS
FUND
SMITH BARNEY FUNDAMENTAL VALUE
FUND INC.
January 28, 2004
1
SMITH BARNEY INCOME FUNDS
SMITH BARNEY DIVIDEND AND INCOME
FUND
November 28, 2003
SB CONVERTIBLE FUND November 28, 2003
Smith Barney Classes of Shares
SMITH BARNEY DIVERSIFIED STRATEGIC
INCOME FUND
November 28, 2003
SMITH BARNEY EXCHANGE RESERVE
FUND
November 28, 2003
SMITH BARNEY HIGH INCOME FUND November 28, 2003
SMITH BARNEY MUNICIPAL HIGH
INCOME FUND
November 28, 2003
SMITH BARNEY TOTAL RETURN BOND
FUND
November 28, 2003
SMITH BARNEY INVESTMENT FUNDS INC.
SMITH BARNEY GROUP SPECTRUM FUND January 28, 2004
SMITH BARNEY HANSBERGER GLOBAL
VALUE FUND
August 28, 2003
SMITH BARNEY MULTIPLE DISCIPLINE
FUNDS-ALL CAP GROWTH AND
VALUE FUND
August 28, 2003, as
revised January 21,
2004
SMITH BARNEY MULTIPLE DISCIPLINE
FUNDS-GLOBAL ALL CAP GROWTH
AND VALUE FUND
August 28, 2003, as
revised January 21,
2004
SMITH BARNEY MULTIPLE DISCIPLINE
FUNDS-LARGE CAP GROWTH AND
VALUE FUND
August 28, 2003, as
revised January 21,
2004
SMITH BARNEY SMALL CAP VALUE FUND January 28, 2004
SMITH BARNEY SMALL CAP GROWTH
FUND
January 28, 2004
SMITH BARNEY INVESTMENT SERIES February 27, 2004
SB GROWTH AND INCOME FUND
Smith Barney Classes of Shares
SMITH BARNEY INTERNATIONAL FUND
SMITH BARNEY LARGE CAP CORE FUND
2
SMITH BARNEY INVESTMENT TRUST
SMITH BARNEY INTERMEDIATE
MATURITY CALIFORNIA MUNICIPALS
FUND
March 29, 2004
SMITH BARNEY INTERMEDIATE
MATURITY NEW YORK MUNICIPALS
FUND
March 29, 2003
SMITH BARNEY LARGE CAPITALIZATION
GROWTH FUND
March 29, 2003
SMITH BARNEY MID CAP CORE FUND March 29, 2004
SMITH BARNEY CLASSIC VALUES FUND March 29, 2004
SMITH BARNEY MANAGED GOVERNMENTS
FUND INC.
November 28, 2003
SMITH BARNEY MANAGED MUNICIPALS
FUND INC.
June 27, 2003
SMITH BARNEY MASSACHUSETTS
MUNICIPALS FUND
March 28, 2003
SMITH BARNEY MUNI FUNDS
FLORIDA PORTFOLIO July 29, 2003
GEORGIA PORTFOLIO July 29, 2003
LIMITED TERM PORTFOLIO July 29, 2003
NATIONAL PORTFOLIO July 29, 2003
NEW YORK PORTFOLIO July 29, 2003
PENNSYLVANIA PORTFOLIO July 29, 2003
SMITH BARNEY NEW JERSEY MUNICIPALS
FUND, INC.
July 29, 2003
SMITH BARNEY OREGON MUNICIPALS FUND August 28, 2003
SMITH BARNEY TRUST II
SMITH BARNEY DIVERSIFIED LARGE CAP
GROWTH FUND
February 28, 2004
SMITH BARNEY SMALL CAP GROWTH
OPPORTUNITIES FUND
February 28, 2004
SMITH BARNEY CAPITAL PRESERVATION
FUND
February 28, 2004
SMITH BARNEY CAPITAL PRESERVATION
FUND II
February 28, 2004
3
SMITH BARNEY SHORT DURATION
MUNICIPAL INCOME FUND
February 28, 2004
SMITH BARNEY WORLD FUNDS, INC. February 27, 2004
GLOBAL GOVERNMENT BOND
PORTFOLIO
INTERNATIONAL ALL CAP GROWTH
PORTFOLIO
FD 02957
4